SUPPLEMENT DATED JULY 21, 2014
TO

STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2003
FOR KEYLIFE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))
KEYPORT VARIABLE ACCOUNT I

1.	Effective immediately, Sun Life Assurance Company of Canada (U.S.) has changed its name to Delaware Life Insurance Company.

As a result of the name change, all references throughout the Statement of Additional Information to Sun Life Assurance Company of Canada (U.S.) are hereby deleted and replaced by Delaware Life Insurance Company and all references to Sun Life (U.S.) are hereby deleted and replaced by Delaware Life.

2.	The section in the Statement of Additional Information entitled “THE COMPANY AND THE VARIABLE ACCOUNT” is hereby deleted and replaced with the following:

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Holdings, LLC, a limited liability company incorporated under the laws of the State of Delaware on December 12, 2012, is the parent of Delaware Life. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies:  Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Keyport Variable Account I was established on September 2, 1982, and is registered as a unit investment trust.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

KeyLife SAI 7/2014